SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 9, 2003

                             Watts Industries, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                      1-11499                     04-2916536
--------------------------------------------------------------------------------
 (State or other juris-            (Commission                 (IRS Employer
diction of incorporation           File Number)              Identification No.)


 815 Chestnut Street, North Andover, MA                           01845
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978) 688-1811



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

      On October 9, 2003, Watts Industries, Inc. announced that it will change its name to "Watts Water Technologies, Inc." The Company will continue to be listed on the New York Stock Exchange under the symbol "WTS". The name change will become effective on October 15, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2003                   WATTS INDUSTRIES, INC.


                                        By: /s/ William C. McCartney
                                            ------------------------------------
                                            William C. McCartney
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                              Press release dated October 9, 2003